UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	COFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 22, 2026, ChoiceOne Financial Services, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report the voting results from the annual meeting of the Company’s shareholders held on May 20, 2026. This Amendment No. 1 to Current Report on Form 8-K/A amends and restates Item 5.07 of the Original Report in its entirety.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of the Company's shareholders held on Wednesday, May 20, 2026, the Company's shareholders voted on three matters: (1) the election of five directors; (2) approval on an advisory basis of the compensation of the Company’s named executive officers as disclosed in the proxy statement; and (3) ratification of the selection of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

All of the nominees for director were elected by the following votes:

	Votes Cast
			Broker
	For	Withheld	Non-Votes
Keith D. Brophy	8,634,679	725,070	2,457,466
Michael J. Burke, Jr.	8,963,649	396,100	2,457,466
Bruce John Essex, Jr.	9,016,520	343,229	2,457,466
Steven T. Krause	9,022,202	337,547	2,457,466
Michelle M. Wendling	8,591,355	768,394	2,457,466

The shareholders approved the compensation of the Company’s named executive officers by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
8,775,108	404,767	179,865	2,457,466

An advisory proposal to approve the Company’s executive compensation will next occur in connection with the Company’s 2027 Annual Meeting of Shareholders.

The shareholders ratified the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2026 by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
11,625,581	171,744	11,093	0

***

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 27, 2026	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Adom J. Greenland
Adom J. Greenland Its Chief Financial Officer, Secretary and Treasurer